FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 14(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 24, 1997
                                                --------------------------------


                        INTERNATIONAL LEISURE HOSTS, LTD.
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             (Exact name of registrant as specified in its charter)


          Wyoming                         0-3858                  86-0224163
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


          3207 South Hardy Drive
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          Tempe, Arizona                                      85282
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          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (602) 829-7600
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          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant


         The Company has been informed that certain shareholders, Anthony J. Nicoli Trust dated August 25, 1992, the 1978 Nicoli Children's Trust dated November 3, 1978, the A.J. Nicoli Charitable Trust dated September 11, 1968, the Elizabeth A. Nicoli 1974 Children's Trust for the benefit of Joseph P. Nicoli dated December 12, 1974, the Elizabeth A. Nicoli 1974 Children's Trust for the benefit of Susan Walker dated December 12, 1974, the Elizabeth A. Nicoli 1974 Children's Trust for the benefit of Toni Jo Nicoli dated December 12, 1974, the Jennifer J. Fisher Stock Trust dated December 27, 1976, the Jennifer J. Walker Irrevocable Trust dated December 31, 1992, and the Shawn D. Walker Irrevocable Trust dated December 31, 1992, completed the sale of 471,669 shares of Common Stock of International Leisure Hosts, Ltd. to Robert L. Walker on November 24, 1997. These shareholders had previously delivered 67,381 of such shares to Mr. Walker on September 30, 1997.


Item 7. Financial Statements and Exhibits.

         (1) Exhibits. See the Exhibit Index, which is incorporated herein by reference, immediately following the Signature page to this Report.

         (2) Financial Statements. None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INTERNATIONAL LEISURE HOSTS, LTD.
                                (Registrant)


Dated: December 5, 1997         By* /s/ Michael P. Perikly
                                    --------------------------------------------
                                    Michael P. Perikly
                                    --------------------------------------------
                                    Treasurer
                                    --------------------------------------------
                                    *Print name and title of the signing officer
                                                        under his/her signature.

                                  EXHIBIT INDEX


   Exhibit No.                         Description of Exhibit
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        *             Stock Purchase Agreement dated September 23, 1997


* Incorporated by reference to Exhibit to Schedule 13D filed by Robert L. Walker on October 9, 1997, as amended, with respect to the Securities of the Issuer.